UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 12, 2005
                                                _____________________________


                 Home Federal Bancorp, Inc. of Louisiana
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Federal                               000-51117                    86-1127166
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


624 Market Street, Shreveport, Louisiana                                71101
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (318) 222-1145
                                                   __________________________


                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 7.01 Regulation FD Disclosure
          ________________________

     On October 12, 2005, Home Federal Bancorp, Inc. of Louisiana
(the "Company") issued a press release announcing the declaration of a quarterly cash dividend and the date of the Annual Meeting of Shareholders.

     For additional information, reference is made to the Company's press release dated October 12, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.


ITEM 9.01 Financial Statements and Exhibits
          _________________________________

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits

     The following exhibit is filed herewith.

     Exhibit Number  Description
     ______________  _____________________________________________

     99.1            Press release dated October 12, 2005




                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         HOME FEDERAL BANCORP, INC. OF LOUISIANA


                                  /s/ Clyde D. Patterson
Date:  October 12, 2005       By: ____________________________________
                                  Clyde D. Patterson
                                  Executive Vice President


                            EXHIBIT INDEX




     Exhibit Number  Description
     ______________  ______________________________________________

     99.1            Press release dated October 12, 2005